UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 21, 2005
                                                 ------------------------

                         WESTERN MEDIA GROUP CORPORATION
                         -------------------------------
               (Exact name of Registrant as specified in charter)

       Minnesota                    2-71164                      41-1311718
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(State or other jurisdic-        (Commission                   (IRS Employer
 tion of incorporation)          File Number)                Identification No.)

                  11 Oval Drive, Suite 200B, Islandia, NY 11749
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 631-342-8800


      (Former name, address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On March 21, 2005, Western Media Group Corporation retained Jewett, Schwartz & Associates as its new independent accountants. Jewett, Schwartz & Associates is located at 2514 Hollywood Boulevard, Suite 508, Hollywood, FL 33020.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Western Media Group Corporation


DATED: March  21, 2005                  By: /s/ Ray Vuono
                                           -------------------------------------
                                           Ray Vuono
                                           Chief Executive Officer